UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022 (April 26, 2022)

GETTY REALTY CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 Madison Avenue, 9th Floor, New York, New York	10017-6318
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 349-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2022 Annual Meeting of Stockholders of Getty Realty Corp. (the “Company”) held on April 26, 2022 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s charter (the “Charter Amendment”). The Board of Directors of the Company approved the Charter Amendment subject to stockholder approval. The Charter Amendment provides the Company’s stockholders the power to alter, repeal, amend or rescind the Bylaws or to make new Bylaws by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote on the matter pursuant to a binding proposal timely submitted by a stockholder (or stockholder group) that satisfies the ownership and other eligibility requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, for the periods and as of the dates specified in Rule 14a-8. Additionally, the Charter Amendment will continue to reserve to the Board of Directors the power to alter, repeal, amend or rescind any provision of the Bylaws and to make new Bylaws.

Additional information about the Charter Amendment is contained under the caption “Proposal 4: Approval of the Charter Amendment Proposal” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 17, 2022 and is incorporated herein by reference.

The foregoing summary of the Charter Amendment does not purport to be complete and is qualified in its entirety by the full text of the Articles of Amendment of Holdings, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the following items:

Proposal 1: Election of Directors

Elected the following nominees to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until their respective successors are elected and qualify:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Christopher J. Constant	37,385,209	287,269	4,625,669
Milton Cooper	34,740,921	2,931,557	4,625,669
Philip E. Coviello	33,627,657	4,044,821	4,625,669
Evelyn León Infurna	37,473,593	198,885	4,625,669
Mary Lou Malanoski	34,463,668	3,208,810	4,625,669
Richard E. Montag	37,080,499	591,979	4,625,669
Howard Safenowitz	36,353,858	1,318,620	4,625,669

Proposal 2: Advisory (Non-binding) Vote on Executive Compensation (Say-On-Pay)

Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement (“Say-on-Pay”) for the Annual Meeting. There were 35,120,708 votes cast for the proposal, 2,444,043 votes cast against the proposal, 107,727 abstentions and 4,625,669 broker non-votes.

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. There were 41,131,173 votes cast for the appointment, 1,121,794 votes cast against the appointment, 45,180 abstentions and no broker non-votes.

Proposal 4: Approval of Charter Amendment Proposal

Approved the Charter Amendment. There were 37,402,869 votes cast for the proposal, 103,317 votes cast against the proposal, 166,292 abstentions and 4,625,669 broker non-votes.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit Number	Description

3.1	Articles of Amendment of Holdings, filed April 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: April 28, 2022	By:	/s/ Joshua Dicker
Joshua Dicker
Executive Vice President
General Counsel and Secretary

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